UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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abrdn Global Infrastructure Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABRDN GLOBAL INFRASTRUCTURE INCOME FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 28, 2025

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting (the "Annual Meeting") of shareholders of abrdn Global Infrastructure Income Fund (the "Fund") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 28, 2025 at 12:00 p.m. Eastern Time.

The purpose of the Annual Meeting is to consider and act upon the following proposal (the "Proposal") for the Fund, and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof:

To elect three Class II Trustees

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on April 7, 2025 (the "Record Date"). Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This Notice and related proxy materials are first being sent to shareholders on or about April 14, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Wednesday, May 28, 2025: This Notice, the Proxy Statement and the form of proxy cards are available on the Internet at www.abrdnasgi.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
abrdn Global Infrastructure Income Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 14, 2025
Philadelphia, Pennsylvania

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND
(the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on May 28, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board," with members of the Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 28, 2025, at 12:00 p.m. Eastern Time and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being sent to shareholders on or about April 14, 2025 to shareholders of record as of April 7, 2025.

The purpose of the Meeting is to seek shareholder approval of the following proposal (the "Proposal") for the Fund and to consider and act upon such other matters as may properly come before the Meeting or any adjournments or postponement thereof:

To elect three Class II Trustees

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" the Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

In order to transact business at the Meeting, a "quorum" must be present. Under the Fund's Amended and Restated Bylaws, a quorum is constituted by the presence in person or by proxy of holders of shares of beneficial interest of the Fund entitled to cast a majority of all the votes entitled to be cast on a matter. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at the Meeting.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the shares cast at the Meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes cast. There will be no cumulative voting with respect to the proposal. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of the Trustees. All properly executed proxies received prior to the Meeting will be voted, at the Meeting or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the election of the Trustees.

Brokers holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Under the rules of the New York Stock Exchange ("NYSE"), such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. The Proposal is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Proposal.

The chair of the Meeting shall have the power to adjourn the Meeting without further notice other than announcement at the Meeting. The Fund also has the power to postpone the Meeting to a later date and/or time in advance of the Meeting. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed meeting(s) at which a quorum is present.

Written notice of an adjournment of the Meeting, stating the place, date and hour thereof, shall be given to each shareholder entitled to vote thereat at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred twenty (120) days after the original Record Date set for the Meeting.

We will admit to the Meeting (1) all shareholders of record on April 7, 2025 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, we ask that you call us in advance at 1-800-522-5465.

The Board has fixed the close of business on April 7, 2025 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof.

The Fund has one class of shares, par value $0.001 per share. Each share of the Fund is entitled to one vote at the Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of the Fund were issued and outstanding:

ASGI  28,944,192

Important Notice Regarding the Availability of Proxy Materials for the Meeting Being Held on Wednesday, May 28, 2025. The Proxy Materials and the Fund's most recent Annual Report for the fiscal year ended September 30, 2024 are available on the Internet at www.abrdnasgi.com. The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended September 30, 2024 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465.

The Election of Trustees

Pursuant to the Fund's Amended and Restated Declaration of Trust, the Board is divided into three classes, as equal a number as possible, each of which has a term of three years, with one class being elected each year. If elected, each Trustee is entitled to hold office until the Annual Meeting of Shareholders held in the year noted below or until his or her successor is elected and qualifies. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act")), of the Fund, abrdn Inc. (the "Investment Adviser") or abrdn Investments Limited (the "Investment Sub-Adviser"), are referred to in this Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Trustees."

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated three Class II Trustees to serve an additional 3-year term on the Board, as follows:

Chris LaVictoire Mahai  Class II Trustee, 3-year term ended 2028

P. Gerald Malone  Class II Trustee, 3-year term ended 2028

Todd Reit  Class II Trustee, 3-year term ended 2028

Each nominee has indicated an intention to serve as a Trustee if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of the nominees for Trustee. The Board knows of no reason why a nominee would be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board may recommend.

The following tables set forth certain information regarding the Trustees who are nominated for election to the Board, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Nominees for Independent Trustee:
Chris LaVictoire Mahai c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class II Trustee	Term expires 2028, if elected Trustee since 2023

Ms. Mahai is an independent executive and board advisor, public, private and nonprofit director, private investor and author. Mahai provides strategic and leadership consulting to executives and boards of public and private clients across the US and around the world. She was Founder, Owner, and Managing Partner of Aveus LLC from 1999 until a sale of the company to Medecision, Inc. in May 2018. She continued after the sale as President of Aveus, and Executive Vice President of Medecision, Inc. until December 2021. Prior to her consulting career, Mahai was an executive in both the financial services and media industries. She has served as an independent fund director across several funds for twenty years, during which she has also chaired both the audit and membership/governance committees.

				1 Registrant consisting of 1 Portfolio	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
P. Gerald Malone**† c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2028 if elected Trustee since 2020

Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the Aberdeen Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 — July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.

				9 Registrants consisting of 26 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Todd Reit**† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2028 if elected Trustee since 2020

Mr. Reit is a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank's asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).

				9 Registrants consisting of 9 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Independent Trustees whose terms of office continue beyond the Meeting:
Gordon A. Baird† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class I Trustee	Term expires 2027 Trustee since 2023

Mr. Baird is the President and Chief Executive Officer of Nexos Technologies Inc. from 2019 to present. Mr. Baird is also the founder and Managing Partner of G. A. Baird Partners & Co from 2015 to present. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015 and an Operating Advisor to Thomas H. Lee Partners L.P. in 2011 and 2012. From 2003 to 2011, Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003, Mr. Baird was a Director at Citigroup Global Markets, Inc., an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc.

				1 Registrant consisting of 1 Portfolio	None.
John Sievwright**† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2027 Trustee since 2020

Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).

				6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Thomas W. Hunersen† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class III Trustee	Term expires 2026 Trustee since 2023

Mr. Hunersen is the Principal of CKW Ventures LLC (since 2013). Prior to 2013, Executive Vice President/General Manager North America/Global Head of Energy & Utilities, National Australia Bank Limited, New York, NY; Group Executive, Corporate & Institutional Recovery, Irish Bank Resolution Corporation, Dublin, Ireland; Group Executive, Bank of Ireland, Greenwich, CT; Chief Executive Officer, Slingshot GT Incorporated, Boston, MA; Assistant Vice President, Mellon Bank Corporation, Pittsburgh, PA.

				1 Registrant consisting of 1 Portfolio	None.
Nancy Yao**† c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026 Trustee since 2020

Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teaches financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

				8 Registrants consisting of 8 Portfolios	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee***
Interested Trustee whose term of office continues beyond the Meeting:
Alan Goodson†† c/o abrdn Inc., 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee; Chief Executive Officer and President	Term expires 2026 Trustee since 2024

Currently, Executive Director and Head of Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

				3 Registrants consisting of 3 Portfolios	None.

*  As of the date of this Proxy Statement, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.), The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).

**  Member of the Nominating and Corporate Governance Committee.

***  Current directorships (excluding Fund Complex) as of the date of this Proxy Statement held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the 1934 Act.

†  Member of the Audit Committee.

††  Mr. Goodson is an "interested person," as defined in the 1940 Act because he serves as an officer of abrdn Inc., the Fund's investment advisor.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund.

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the abrdn complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Baird, business and leadership experience and experience as a Board member overseeing another infrastructure-strategy closed-end fund for over 17 years; Mr. Hunersen, executive leadership experience in global banking, infrastructure and technology businesses and as Chair/ Board member overseeing another infrastructure-strategy closed-end fund for over 17 years; Ms. LaVictoire Mahai, business and leadership experience and experience as a board member overseeing another infrastructure-strategy closed-end fund for over 17 years, including experience as an audit and membership and governance committee chair; Ms. Yao, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Reit banking and asset management experience and experience as a board member; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Goodson has financial and research analysis experience.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President, Compliance	Since 2020

Currently, Chief Risk Officer—Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as U.S. Counsel since 2012.

Joshua Duitz** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2020	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Sharon Ferrari** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2020	Currently, Director—Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Chief Executive Officer and President	Chief Executive Officer and President Since 2024; Fund Officer Since 2020

Currently, Executive Director, Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Vice President Since 2022; Fund Officer Since 2020	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.
Robert Hepp** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn, Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2020	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager—US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Michael Marsico** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager -US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Christian Pittard** abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG United Kingdom Year of Birth: 1973	Vice President	Vice President Since 2024; Fund Officer Since 2020

Mr. Pittard is Head of Closed End Funds for abrdn and is responsible for the US and UK businesses. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US for abrdn.

Eric Purington c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023

Currently, Investment Director on the Indirect Real Assets team. Mr. Purington joined abrdn in 2022 from Tribay and EverStream Capital. He began his career in private infrastructure investing in 2010 when he joined Highstar Capital, now part of Oaktree.

Kolotioloma Silue** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration
Lucia Sitar** c/o abrdn Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2020

Currently, Vice President and Head of Product Management and Governance—Americas since 2021. Previously, Ms. Sitar served as Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024

Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Board of Trustees.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of April 1, 2025.

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Aberdeen Family of Investment Companies(2)
Independent Trustees:
Gordon A. Baird	$1 — $10,000	$1 — $10,000
Thomas W. Hunersen	Over $100,000	Over $100,000
Chris LaVictoire Mahai	$10,001 — $50,000	$10,001 — $50,000
P. Gerald Malone	$10,001 — $50,000	$50,001 — $100,000
Todd Reit	$10,001 — $50,000	Over $100,000
John Sievwright	$10,001 — $50,000	$50,001 — $100,000
Nancy Yao	$10,001 — $50,000	$50,001 — $100,000
Interested Trustee:
Alan Goodson	$50,001 — $100,000	$50,001 — $100,000

(1)  This information has been furnished by each Trustee. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act).

(2)  "Aberdeen Family of Investment Companies" means those registered investment companies that share abrdn Inc. or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of April 1, 2025, the Fund's Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of April 1, 2025, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Investment Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Investment Sub-Adviser.

Mr. Goodson and Ms. Ferrari serve as executive officers of the Fund. As of April 1, 2025, Ms. Ferrari did not own shares of the Fund. Mr. Goodson's ownership information is disclosed in the table above.

BOARD AND COMMITTEE STRUCTURE

The Board is composed of eight Trustees, seven of whom are Independent Trustees. The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three-year term.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Board believes the Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. The Committees are comprised entirely of Independent Trustees. The Committee members are also "independent" within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board and Committee Meetings in Fiscal Year 2024

During the fiscal year ended September 30, 2024, the Board held five regular meetings and 1 special meeting. During such fiscal year, based on available records, the Trustees serving during that fiscal year attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Boards on which they served.

Audit Committee

The Board has an Audit Committee. The members of the Audit Committee are all "independent," as defined in the Fund's written Audit Committee Charter. The members of the Audit Committee are all of the Independent Trustees. Mr. Sievwright serves as the Chair of the Audit Committee and the Board has determined that Mr. Sievwright is an "audit committee financial expert," as defined in Section 401(h) of Regulation S-K.

The Audit Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling their responsibilities for oversight of the integrity of the Fund's accounting, auditing and financial reporting practices, the qualifications and independence of the Fund's independent registered public accounting firm and the Fund's compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to the Investment Adviser and service providers if the engagement relates directly to the Fund's operations and financial reporting. The Audit Committee is also responsible for monitoring the valuation of portfolio securities and other investments. The written Charter for the Audit Committee is available at the Fund's websites at www.abrdnasgi.com. During the fiscal year ended September 30, 2024, the Audit Committee met four times.

Service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund's investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund has established a Nominating and Corporate Governance Committee (the "Nominating Committee") to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of shareholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Trustees and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. The members of the Nominating Committee are Mr. Reit, Ms. Yao, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chair of the Nominating Committee.

The Nominating Committee makes nominations to fill vacancies for trustees of the Fund and submits such nominations to the full Board. No trustee may be elected by the Board or nominated by the Board for election by shareholders unless nominated by the Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies, and the Fund in particular, may confront in fulfilling their duties to fund shareholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective trustee candidates. The Nominating Committee generally considers the background, experience, qualifications, attributes, skills and diversity that a prospective trustee will bring to the Board. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

The Nominating Committee shall consider Trustee candidates from such sources it deems appropriate, including candidates recommended by shareholders of the Fund. In order for the Nominating Committee to consider shareholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its trustees, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the NYSE listing standards.

All shareholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee's charter and in the Fund's organizational documents in order to recommend a candidate.

The Nominating Committee met one time during the fiscal year ended September 30, 2024. A copy of the written Nominating Committee Charter is available on the Fund's website at www.abrdnasgi.com.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, who carries out the Fund's investment management and business affairs, and also by the Investment Sub-Adviser and other service providers in connection with the services they provide to the Fund. The Investment Adviser and Investment Sub-Adviser, the Fund's administrator and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o abrdn Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Trustees Attendance at Annual Meetings of Shareholders

The Fund has not established a formal policy with respect to Trustee attendance at annual meetings of shareholders.

REPORT OF THE AUDIT COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

At a meeting held on December 11, 2024, the Board, including a majority of the Independent Trustees, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2025. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. If requested by any shareholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

The Fund's financial statements for the fiscal year ended September 30, 2024 were audited by KPMG. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board that the audited financial statements of the Fund for the fiscal year ended September 30, 2024 be included in the Fund's most recent Annual Report filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Trustees

John Sievwright, Chair of the Audit Committee
Nancy Yao, Member of the Audit Committee
P. Gerald Malone, Member of the Audit Committee
Todd Reit, Member of the Audit Committee
Gordon A. Baird, Member of the Audit Committee
Chris LaVictoire Mahai, Member of the Audit Committee
Thomas W. Hunersen, Member of the Audit Committee

Information Regarding the Fund's Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's fiscal years ended September 30, 2024, and September 30, 2023:

	2024	2023
Audit Fees(1)	$136,800	$123,750
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0
Total	$136,800	$123,750

(1)   "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)  "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares.

(3)   "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

(4)   "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit-Related Fees" and "Tax Fees."

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's Investment Adviser, and any service provider to the Fund controlling, controlled by or under common control with the Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The following table shows the amount of fees that KPMG LLP billed during the Fund's last two fiscal years for non-audit services to the Fund, the Investment Adviser and any Covered Service Providers:

Fiscal Year Ended	Total Non- Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Covered Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Covered Service Providers (all other engagements)	Total
September 30, 2024	$0	$0	$629,124	$629,124
September 30, 2023	$0	$0	$1,171,994	$1,171,994

All of the services described in the table above were pre-approved by the Audit Committee.

The Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall annually select, retain or terminate, and recommend to the Board for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees from the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended September 30, 2024. All officers of the Fund are employees of and are compensated by the Fund's Investment Adviser or its affiliates. None of the Fund's executive officers received any compensation from the Fund for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended September 30, 2024	Total Compensation from Fund and Fund Complex Paid to Directors*
Nancy Yao	$37,500	$399,505
P. Gerald Malone	$58,500	$601,171
Todd Reit	$37,500	$277,048

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended September 30, 2024	Total Compensation from Fund and Fund Complex Paid to Directors*
John Sievwright	$50,625	$304,350
Gordon Baird	$52,300	$52,300
Thomas Hunerson	$37,500	$37,500
Chris LaVictoire Mahai	$52,300	$52,300
Alan Goodson**	$0	$0

*  See the Trustees table for the number of funds within the Fund Complex that each Trustee serves.

**  Mr. Goodson is considered an Interested Director.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the Investment Adviser, Investment Sub-Adviser, and affiliates thereof, and persons who beneficially own more than 10% of the Fund's outstanding securities to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal period ended September 30, 2024, the Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Relationship of Trustees or Nominees with the Investment Adviser, Investment Sub-Adviser and Administrator

abrdn Inc. serves as the Fund's investment adviser and administrator. abrdn Inc. is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. also provides investor relations services to the Fund under an investor relations services agreement.

abrdn Investments Limited ("aIL") serves as Investment Sub-Adviser to the Fund pursuant to a sub-advisory agreement dated June 19, 2020. aIL has a registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG and is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. aIL provides equity, fixed income and real estate advisory services, as well as alternative strategies. abrdn Inc. and aIL is each a wholly-owned indirect subsidiary of Aberdeen Group plc, formerly known as abrdn plc. Aberdeen Group plc, abrdn Inc., aIL and their advisory affiliates are collectively referred herein to as "Aberdeen".

In rendering investment advisory services, abrdn Inc. and aIL may use the resources of investment advisor subsidiaries of Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Aberdeen affiliates, including the Fund, as associated persons of the Investment Adviser or Investment Sub-Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

ADDITIONAL INFORMATION

Sub-Administrator. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as sub-administrator to the Fund.

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, abrdn Inc., aIL or their affiliates.

EQ Fund Solutions, LLC ("EQ") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 and be reimbursed for its reasonable expenses, which are expected to be $825-$1350.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 14, 2025. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon a review of the most recent filings made pursuant to Section 13 of the 1934 Act, as of April 7, 2025, there were no persons who may be deemed beneficial owners of 5% of more of the outstanding shares of the Fund.

Shareholder Proposals

Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual meeting of shareholders to be held in 2024 should be received by the Secretary of the Fund no later than December 15, 2025. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Non-Rule 14a-8 proposals of business to be considered by the Fund's shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Board of Trustees or (2) by any shareholder of the Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Fund's By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with the By-Laws. Pursuant to the Fund's By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under the Fund's By-Laws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

In accordance with Rule 14a-4(c), the Fund may exercise discretionary voting authority with respect to any shareholder proposals for this Meeting not included in the proxy statement and form of proxy card which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances permitted by Rule 14a-4(c) and SEC guidance related thereto. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy card.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Other Business

The Investment Adviser knows of no business to be presented at the Meeting, other than the Proposal set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Megan Kennedy, Secretary
abrdn Global Infrastructure Income Fund

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND	EVERY VOTE IS IMPORTANT
PO Box 43131
Providence, RI 02940-3131	EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 28, 2025

Please detach at perforation before mailing.

PROXY	ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Global Infrastructure Income Fund (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Andrew Kim, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Global Infrastructure Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 28, 2025, at 12:00 p.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for Trustees.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

ASG_34493_032725
PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

abrdn Global Infrastructure Income Fund

Annual Shareholders Meeting to be held on May 28, 2025, at 12:00 p.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

http://www.abrdnasgi.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 14, 2025 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

Proposal	THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL.

1.	To elect three Class II Trustees to hold office until the 2028 Annual Meeting of Shareholders.

		FOR	WITHHOLD
01.	Chris LaVictoire Mahai	☐	☐
02.	P. Gerald Malone	☐	☐
03.	Todd Reit	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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